Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2012

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011
REVENUES:
Minimum rents	$160,788	$170,914
Percentage rents	3,466	3,740
Other rents	5,313	5,008
Tenant reimbursements	70,487	76,810
Management, development and leasing fees	2,469	1,337
Other	8,149	9,360
Total revenues	250,672	267,169

OPERATING EXPENSES:
Property operating	38,361	40,159
Depreciation and amortization	63,157	67,699
Real estate taxes	22,846	24,326
Maintenance and repairs	13,156	16,008
General and administrative	13,800	11,800
Other	6,758	8,303
Total operating expenses	158,078	168,295
Income from operations	92,594	98,874
Interest and other income	1,075	545
Interest expense	(60,060)	(68,213)
Gain on extinguishment of debt	—	581
Gain on sales of real estate assets	587	809
Equity in earnings of unconsolidated affiliates	1,266	1,778
Income tax benefit	228	1,770
Income from continuing operations	35,690	36,144
Operating income (loss) of discontinued operations	(50)	27,750
Gain on discontinued operations	911	14
Net income	36,551	63,908
Net income attributable to noncontrolling interests in:
Operating partnership	(4,362)	(10,451)
Other consolidated subsidiaries	(6,140)	(6,138)
Net income attributable to the Company	26,049	47,319
Preferred dividends	(10,594)	(10,594)
Net income attributable to common shareholders	$15,455	$36,725
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.10	$0.10
Discontinued operations	—	0.15
Net income attributable to common shareholders	$0.10	$0.25
Weighted average common shares outstanding	148,495	148,069

Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.10	$0.10
Discontinued operations	—	0.15
Net income attributable to common shareholders	$0.10	$0.25
Weighted average common and potential dilutive common shares outstanding	148,538	148,123

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$14,783	$15,112
Discontinued operations	672	21,613
Net income attributable to common shareholders	$15,455	$36,725

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2012

The Company's calculation of FFO allocable to its shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended March 31,
	2012	2011

Net income attributable to common shareholders	$15,455	$36,725
Noncontrolling interest in income of operating partnership	4,362	10,451
Depreciation and amortization expense of:
Consolidated properties	63,157	67,699
Unconsolidated affiliates	11,111	5,515
Discontinued operations	116	368
Non-real estate assets	(417)	(638)
Noncontrolling interests' share of depreciation and amortization	(446)	(149)
Loss on impairment of real estate, net of tax benefit	196	2,746
Gain on depreciable property	(493)	—
Gain on discontinued operations, net of tax provision	(565)	(14)
Funds from operations of the operating partnership	92,476	122,703
Gain on extinguishment of debt	—	(32,015)
Funds from operations of the operating partnership, as adjusted	$92,476	$90,688

Funds from operations per diluted share	$0.49	$0.64
Gain on extinguishment of debt(1)	—	(0.17)
Funds from operations, as adjusted, per diluted share	$0.49	$0.47
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,302	190,259

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$92,476	$122,703
Percentage allocable to common shareholders (2)	78.05%	77.85%
Funds from operations allocable to Company shareholders	$72,178	$95,524

Funds from operations of the operating partnership, as adjusted	$92,476	$90,688
Percentage allocable to common shareholders (2)	78.05%	77.85%
Funds from operations allocable to Company shareholders, as adjusted	$72,178	$70,601

(1)	Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 9.

(Continued)

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$750	$1,629
Lease termination fees per share	$—	$0.01

Straight-line rental income	$410	$1,128
Straight-line rental income per share	$—	$0.01

Gains on outparcel sales	$99	$809
Gains on outparcel sales per share	$—	$—

Net amortization of acquired above- and below-market leases	$142	$514
Net amortization of acquired above- and below-market leases per share	$—	$—

Net amortization of debt premiums (discounts)	$452	$753
Net amortization of debt premiums (discounts) per share	$—	$—

Income tax benefit	$228	$1,770
Income tax benefit per share	$—	$0.01

Loss on impairment of real estate from discontinued operations	$(293)	$(2,746)
Loss on impairment of real estate from discontinued operations per share	$—	$(0.01)

Gain on extinguishment of debt	$—	$581
Gain on extinguishment of debt per share	$—	$—

Gain on extinguishment of debt from discontinued operations	$—	$31,434
Gain on extinguishment of debt from discontinued operations per share	$—	$0.17

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2012

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended March 31,
	2012	2011

Net income attributable to the Company	$26,049	$47,319

Adjustments:
Depreciation and amortization	63,157	67,699
Depreciation and amortization from unconsolidated affiliates	11,111	5,515
Depreciation and amortization from discontinued operations	116	368
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(446)	(149)
Interest expense	60,060	68,213
Interest expense from unconsolidated affiliates	11,203	5,802
Interest expense from discontinued operations	1	178
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(460)	(244)
Abandoned projects expense	(124)	—
Gain on sales of real estate assets	(587)	(809)
Gain on sales of real estate assets of unconsolidated affiliates	5	—
Gain on extinguishment of debt	—	(581)
Gain on extinguishment of debt from discontinued operations	—	(31,434)
Writedown of mortgage notes receivable	—	1,500
Loss on impairment of real estate from discontinued operations	293	2,746
Income tax benefit	(228)	(1,770)
Net income attributable to noncontrolling interest in earnings of operating partnership	4,362	10,451
Gain on discontinued operations	(911)	(14)
Operating partnership's share of total NOI	173,601	174,790
General and administrative expenses	13,800	11,800
Management fees and non-property level revenues	(6,498)	(2,396)
Operating partnership's share of property NOI	180,903	184,194
Non-comparable NOI	(5,361)	(10,459)
Total same-center NOI	$175,542	$173,735
Total same-center NOI percentage change	1.0%

Total same-center NOI	$175,542	$173,735
Less lease termination fees	(757)	(1,518)
Total same-center NOI, excluding lease termination fees	$174,785	$172,217

Malls	$156,041	$153,498
Associated centers	8,092	7,846
Community centers	5,132	5,160
Offices and other	5,520	5,713
Total same-center NOI, excluding lease termination fees	$174,785	$172,217

Percentage Change:
Malls	1.7%
Associated centers	3.1%
Community centers	(0.5)%
Offices and other	(3.4)%
Total same-center NOI, excluding lease termination fees	1.5%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2012

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of March 31, 2012
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,393,241	$1,066,007	$4,459,248
Noncontrolling interests' share of consolidated debt	(29,256)	(726)	(29,982)
Company's share of unconsolidated affiliates' debt	675,356	127,019	802,375
Company's share of consolidated and unconsolidated debt	$4,039,341	$1,192,300	$5,231,641
Weighted average interest rate	5.48%	2.67%	4.84%

	As of March 31, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,945,047	$1,239,051	$5,184,098
Noncontrolling interests' share of consolidated debt	(15,621)	(928)	(16,549)
Company's share of unconsolidated affiliates' debt	396,687	169,526	566,213
Company's share of consolidated and unconsolidated debt	$4,326,113	$1,407,649	$5,733,762
Weighted average interest rate	5.69%	2.85%	4.99%

Debt-To-Total-Market Capitalization Ratio as of March 31, 2012
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,275	$18.92	$3,600,003
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			4,168,753
Company's share of total debt			5,231,641
Total market capitalization			$9,400,394
Debt-to-total-market capitalization ratio			55.7%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on March 30, 2012. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended March 31,
2012:	Basic	Diluted
Weighted average shares - EPS	148,495	148,538
Weighted average operating partnership units	41,764	41,764
Weighted average shares- FFO	190,259	190,302

2011:
Weighted average shares - EPS	148,069	148,123
Weighted average operating partnership units	42,136	42,136
Weighted average shares- FFO	190,205	190,259

Dividend Payout Ratio

	Three Months Ended March 31,
	2012	2011
Weighted average cash dividend per share	$0.21913	$0.23034
FFO per diluted, fully converted share, as adjusted	$0.49	$0.47
Dividend payout ratio	44.7%	49.0%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2012
Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	As of
	March 31, 2012	December 31, 2011
ASSETS
Real estate assets:
Land	$851,157	$851,303
Buildings and improvements	6,779,274	6,777,776
	7,630,431	7,629,079
Accumulated depreciation	(1,814,121)	(1,762,149)
	5,816,310	5,866,930
Held for sale	—	14,033
Developments in progress	127,407	124,707
Net investment in real estate assets	5,943,717	6,005,670
Cash and cash equivalents	61,669	56,092
Receivables:
Tenant, net of allowance for doubtful accounts of $1,900 and $1,760 in 2012 and 2011, respectively	69,317	74,160
Other, net of allowance for doubtful accounts of $1,269 and $1,400 in 2012 and 2011, respectively	9,535	11,592
Mortgage and other notes receivable	33,688	34,239
Investments in unconsolidated affiliates	304,573	304,710
Intangible lease assets and other assets	209,609	232,965
	$6,632,108	$6,719,428

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,459,248	$4,489,355
Accounts payable and accrued liabilities	270,782	303,577
Total liabilities	4,730,030	4,792,932
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	36,596	32,271
Redeemable noncontrolling preferred joint venture interest	423,777	423,834
Total redeemable noncontrolling interests	460,373	456,105
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 148,689,623 and 148,364,037 issued and outstanding in 2012 and 2011, respectively	1,487	1,484
Additional paid-in capital	1,658,893	1,657,927
Accumulated other comprehensive income	4,832	3,425
Dividends in excess of cumulative earnings	(416,826)	(399,581)
Total shareholders' equity	1,248,409	1,263,278
Noncontrolling interests	193,296	207,113
Total equity	1,441,705	1,470,391
	$6,632,108	$6,719,428

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2012

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended March 31,
	2012	2011
EBITDA:
Net income attributable to the Company	$26,049	$47,319

Adjustments:
Depreciation and amortization	63,157	67,699
Depreciation and amortization from unconsolidated affiliates	11,111	5,515
Depreciation and amortization from discontinued operations	116	368
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(446)	(149)
Interest expense	60,060	68,213
Interest expense from unconsolidated affiliates	11,203	5,802
Interest expense from discontinued operations	1	178
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(460)	(244)
Income and other taxes	(86)	(1,720)
Gain on extinguishment of debt	—	(581)
Gain on extinguishment of debt from discontinued operations	—	(31,434)
Writedown of mortgage note receivable	—	1,500
Loss on impairment of real estate from discontinued operations	293	2,746
Abandoned projects	(124)	—
Net income attributable to noncontrolling interest in earnings of operating partnership	4,362	10,451
Gain on depreciable property	(493)	—
Gain on discontinued operations	(911)	(14)
Company's share of total EBITDA	$173,832	$175,649

Interest Expense:
Interest expense	$60,060	$68,213
Interest expense from unconsolidated affiliates	11,203	5,802
Interest expense from discontinued operations	1	178
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(460)	(244)
Company's share of total interest expense	$70,804	$73,949

Ratio of EBITDA to Interest Expense	2.46	2.38

(Continued)

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended March 31,
	2012	2011

Company's share of total EBITDA	$173,832	$175,649
Interest expense	(60,060)	(68,213)
Interest expense from discontinued operations	(1)	(178)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	460	244
Income and other taxes	86	1,720
Net amortization of deferred financing costs and debt premiums (discounts)	2,071	2,200
Net amortization of intangible lease assets	272	(253)
Depreciation and interest expense from unconsolidated affiliates	(22,314)	(11,317)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	446	149
Noncontrolling interests in earnings of other consolidated subsidiaries	6,140	6,138
Gain on outparcel sales	(94)	(809)
Realized loss on available for sale securities	—	22
Equity in earnings of unconsolidated affiliates	(1,266)	(1,778)
Distributions from unconsolidated affiliates	3,167	1,459
Share-based compensation expense	1,275	1,073
Provision for doubtful accounts	668	1,459
Change in deferred tax assets	2,823	(258)
Changes in operating assets and liabilities	(15,683)	(28,493)
Cash flows provided by operating activities	$91,822	$78,814

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of March 31, 2012

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands )

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Operating Properties:
Statesboro, GA	Statesboro Crossing	Apr-12	Apr-13	1.24%	$13,579		$—	$13,579
Colonial Heights, VA	Southpark Mall	May-12		7%	30,859		30,859	—
Nashville, TN	RiverGate Mall	Sep-12	Sep-13	3.24%	77,500		—	77,500
Livonia, MI	Laurel Park Place	Dec-12		8.5%	44,941		44,941	—
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	108,910		108,910	—
Chattanooga, TN	CBL Center II	Feb-13		4.5%	9,078		—	9,078
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	65,680		65,680	—
Columbia, SC	Columbia Place	Sep-13		5.45%	27,349		27,349	—
St. Louis, MO	South County Center	Oct-13		4.96%	73,595		73,595	—
Joplin, MO	Northpark Mall	Mar-14		5.75%	34,680		34,680	—
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	—
D'lberville, MS	The Promenade	Dec-14	Dec-16	1.93%	58,000		—	58,000
Rockford, IL	CherryVale Mall	Oct-15		5%	83,771		83,771	—
Brookfield, IL	Brookfield Square	Nov-15		5.08%	93,875		93,875	—
Madison, WI	East Towne Mall	Nov-15		5%	71,426		71,426	—
Madison, WI	West Towne Mall	Nov-15		5%	100,890		100,890	—
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	—
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	30,084		30,084	—
Nashville, TN	CoolSprings Crossing	Apr-16		4.54%	13,212	(a)	13,212	—
Chattanooga, TN	Gunbarrel Pointe	Apr-16		4.64%	11,759	(b)	11,759	—
Janesville, WI	Janesville Mall	Apr-16		8.38%	6,295		6,295	—
Stroud, PA	Stroud Mall	Apr-16		4.59%	35,333	(c)	35,333	—
York, PA	York Galleria	Apr-16		4.55%	56,444	(d)	56,444	—
Akron, OH	Chapel Hill Mall	Aug-16		6.1%	71,015		71,015	—
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	78,184		78,184	—
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	107,545		107,545	—
Midland, MI	Midland Mall	Aug-16		6.1%	35,046		35,046	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	—
Fairview Heights, IL	St. Clair Square	Dec-16		3.58%	125,000		—	125,000
Southaven, MS	Southaven Towne Center	Jan-17		5.5%	42,399		42,399	—
Cary, NC	Cary Towne Center	Mar-17		8.5%	57,464		57,464	—
Charleston, SC	Citadel Mall	Apr-17		5.68%	69,799		69,799	—
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	15,814		15,814	—
Layton, UT	Layton Hills Mall	Apr-17		5.66%	99,752		99,752	—
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	139,572		139,572	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	41,204		41,204	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	20,882		20,882	—
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,538		15,538	—
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	157,783		157,783	—
Terre Haute, IN	Honey Creek Mall	Jul-19		8%	31,573		31,573	—
Daytona Beach, FL	Volusia Mall	Jul-19		8%	54,313		54,313	—
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,408		14,408	—
Burnsville, MN	Burnsville Center	Jul-20		6%	80,487		80,487	—
Huntsville, AL	Parkway Place	Jul-20		6.5%	40,819		40,819	—
Roanoke, VA	Valley View Mall	Jul-20		6.5%	63,172		63,172	—
Beaumont, TX	Parkdale Mall & Crossing	Mar-21		5.85%	93,271		93,271	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Mar-21		5.73%	59,728		59,728	—

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	43,121		43,121	—
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,432		10,432	—
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	97,599		97,599	—
Wausau, WI	Wausau Center	Apr-21		5.85%	19,470		19,470	—
Lexington, KY	Fayette Mall	May-21		5.42%	182,023		182,023	—
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	90,616		90,616	—
Burlington, NC	Alamance Crossing - East	Jul-21		5.83%	50,454		50,454	—
Asheville, NC	Asheville Mall	Sep-21		5.8%	77,321		77,321	—
Fayetteville, NC	Cross Creek Mall	Jan-22		4.54%	139,496		139,496	—
North Charleston, SC	Northwoods Mall	Apr-22		5.08%	73,000		73,000	—
	SUBTOTAL				$3,658,360		$3,375,203	$283,157
Weighted average interest rate					5.23%		5.41%	3.07%

Debt Premiums (Discounts): (e)

Colonial Heights, VA	Southpark Mall	May-12		3.24%	$97		$97	$—
Livonia, MI	Laurel Park Place	Dec-12		7.54%	958		958	—
Monroeville, PA	Monroeville Mall	Jan-13		5.83%	357		357	—
St. Louis, MO	South County Center	Oct-13		4.96%	(578)		(578)	—
St. Louis, MO	Chesterfield Mall	Sep-16		4.96%	(1,208)		(1,208)	—
Joplin, MO	Northpark Mall	Apr-22		5.08%	148		148	—
	SUBTOTAL				$(226)		$(226)	—

Total Loans On Operating Properties And Debt Premiums (Discounts)					$3,658,134		$3,374,977	$283,157
Weighted average interest rate					5.23%		5.41%	3.07%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.74%	$2,023		$—	$2,023
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.24%	10,200		—	10,200
Burlington, NC	Alamance West	Dec-13	Dec-15	3.24%	16,000		—	16,000
	SUBTOTAL			3.25%	$28,223		$—	$28,223

Credit Facilities:
Secured credit facilities:
$105,000 capacity		Jun-13		2.74%	$5,000		$—	$5,000
$525,000 capacity		Feb-14	Feb-15	3%	204,223		—	204,223
$520,000 capacity		Apr-14		3%	150,195		—	150,195
Total secured facilities				3%	359,418		—	359,418
Unsecured term facilities:
General		Apr-12	Apr-13	1.85%	228,000		—	228,000
Starmount		Nov-12		1.35%	167,209		—	167,209
Total term facilities				1.64%	395,209		—	395,209
	SUBTOTAL			2.29%	$754,627		$—	$754,627

Other	Pearland Town Center				$18,264	(f)	$18,264	$—

Total Consolidated Debt					$4,459,248		$3,393,241	$1,066,007
Weighted average interest rate					4.73%		5.43%	2.52%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Lee's Summit, MO	Summit Fair	Jul-12		5%	$16,415	(g)	$—	$16,415
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	—

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,812		38,812	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	—
St. Louis, MO	West County Center	Apr-13		5.19%	72,311		72,311	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.74%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.75%	3,167		—	3,167
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.75%	64,950		—	64,950
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	41,065	(h)	41,065	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	32,074		32,074	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	137,850		137,850	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	93,056		93,056	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	17,130		17,130	—
Clarksville, TN	Governor's Square	Sep-16		8.23%	10,754		10,754	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,545		12,545	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.9%	20,850		20,850	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,079		7,079	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.6%	95,400		95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.1%	2,823		2,823	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	55,351		55,351	—
York, PA	York Town Center	Feb-22		4.9%	19,000		19,000	—

	SUBTOTAL				$802,158		$675,139	$127,019

Debt Premiums (Discounts) - Unconsolidated:
St. Louis, MO	West County Center	Apr-13		5.85%	$217		$217	$—

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center II	8%		4.5%	$(726)		$—	$(726)
Chattanooga, TN	Hamilton Place	10%		5.86%	(10,755)		(10,755)	—
Chattanooga, TN	Hamilton Corner	10%		5.67%	(1,581)		(1,581)	—
Chattanooga, TN	The Terrace	8%		7.25%	(1,153)		(1,153)	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	25%		5.73%	(14,932)		(14,932)	—
Chattanooga, TN	Hamilton Crossing & Expansion	8%		5.99%	(835)		(835)	—
	SUBTOTAL				$(29,982)		$(29,256)	$(726)

Company's Share Of Consolidated And Unconsolidated Debt					$5,231,641		$4,039,341	$1,192,300
Weighted average interest rate					4.84%		5.48%	2.67%

Total Debt of Unconsolidated Affiliates:
Lee's Summit, MO	Summit Fair	Jul-12		5%	$60,797		$—	$60,797
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	—
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	—
St. Louis, MO	West County Center	Apr-13		5.19%	144,623		144,623	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.74%	42,487		—	42,487

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.75%	3,167		—	3,167
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.75%	64,950		—	64,950
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	82,131	(h)	82,131	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	53,456		53,456	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	186,112		186,112	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	34,261		34,261	—
Clarksville, TN	Governor's Square	Sep-16		8.23%	22,640		22,640	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	25,090		25,090	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.9%	41,699		41,699	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,159		14,159	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.6%	190,800		190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.1%	5,645		5,645	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	110,703		110,703	—
York, PA	York Town Center	Feb-22		4.9%	38,000		38,000	—
					$1,512,120		$1,340,719	$171,401
Weighted average interest rate					5.58%		5.76%	4.19%

(a)
The Company has an interest rate swap on a notional amount of $13,212, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(b)
The Company has an interest rate swap on a notional amount of $11,759, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $35,333, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $56,444, amortizing to $48,337 over the term of the swap, related to York Galleria Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(f)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(g)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $18,615.
(h)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of March 31, 2012

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$243,009	$16,415	$—	$259,424	4.96%
2013	610,714	133,329	(726)	743,317	14.21%
2014	326,739	83,552	—	410,291	7.83%
2015	659,669	327,930	—	987,599	18.88%
2016	737,833	27,884	(10,755)	754,962	14.43%
2017	502,424	138,697	(1,581)	639,540	12.22%
2018	157,783	55,351	—	213,134	4.07%
2019	85,886	—	—	85,886	1.64%
2020	198,886	—	(1,153)	197,733	3.78%
2021	724,035	—	(15,767)	708,268	13.54%
2022	212,496	19,000	—	231,496	4.42%
Face Amount of Debt	4,459,474	802,158	(29,982)	5,231,650	100%
Net Premiums (Discounts) on Debt	(226)	217	—	(9)	—%
Total	$4,459,248	$802,375	$(29,982)	$5,231,641	100%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$564,111	$16,415	$—	$580,526	11.1%
2013	315,812	175,816	(726)	490,902	9.38%
2014	578,762	106,015	—	684,777	13.08%
2015	439,446	262,980	—	702,426	13.43%
2016	679,833	27,884	(10,755)	696,962	13.32%
2017	502,424	138,697	(1,581)	639,540	12.22%
2018	157,783	55,351	—	213,134	4.07%
2019	85,886	—	—	85,886	1.64%
2020	198,886	—	(1,153)	197,733	3.78%
2021	724,035	—	(15,767)	708,268	13.54%
2022	212,496	19,000	—	231,496	4.42%
Face Amount of Debt	4,459,474	802,158	(29,982)	5,231,650	100%
Net Premiums (Discounts) on Debt	(226)	217	—	(9)	—%
Total	$4,459,248	$802,375	$(29,982)	$5,231,641	100%

Debt Covenant Compliance Ratios

Covenant	Required	Actual	In Compliance
Debt to Gross Asset Value	<65%	51.3%	Yes
Interest Coverage Ratio *	>1.75x	2.47x	Yes
Debt Service Coverage Ratio *	>1.50x	1.91x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of March 31, 2012

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

All Property Types (1)	800,018	$37.72	$39.23	4.0%	$40.42	7.2%
Stabilized malls	738,708	38.99	40.74	4.5%	42.00	7.7%
New leases	136,420	39.97	53.99	35.1%	57.39	43.6%
Renewal leases	602,288	38.76	37.74	(2.6)%	38.52	(0.6)%

Total Leasing Activity

Square Feet
Operating portfolio:
New leases	316,785
Renewal leases	1,338,516
Development portfolio	112,338
Total leased	1,767,639

Average Annual Base Rents Per Square Foot (3) By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of March 31,
	2012	2011
Stabilized malls	$29.42	$29.07
Non-stabilized malls	22.64	26.73
Associated centers	11.77	12.01
Community centers	15.48	13.53
Office buildings	18.09	17.82

(1)	Includes stabilized malls, associated centers, community centers and other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3)	Average annual base rents per square foot are based on contractual rents in effect as of March 31, 2012, including the impact of any rent concessions.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of March 31, 2012

Top 25 Tenants Based On Percentage Of Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	157	800,820	2.82%
2	Foot Locker, Inc.	171	664,213	2.17%
3	AE Outfitters Retail Company	84	497,270	1.99%
4	Signet Group plc (2)	112	201,804	1.62%
5	The Gap, Inc.	71	790,884	1.5%
6	Genesco Inc. (3)	192	284,130	1.43%
7	Abercrombie & Fitch, Co.	78	526,271	1.42%
8	Dick's Sporting Goods, Inc.	22	1,272,738	1.42%
9	Luxottica Group, S.P.A. (4)	131	291,929	1.29%
10	Express Fashions	48	401,503	1.22%
11	Zale Corporation	131	137,408	1.16%
12	Finish Line, Inc.	71	374,330	1.14%
13	JC Penney Company, Inc. (5)	74	8,529,870	1.13%
14	Aeropostale, Inc.	80	288,838	1.06%
15	Dress Barn, Inc. (6)	110	496,336	1.06%
16	New York & Company, Inc.	50	357,564	1.01%
17	Best Buy Co., Inc.	64	554,093	0.95%
18	Forever 21 Retail, Inc.	21	314,113	0.89%
19	The Buckle, Inc.	48	257,880	0.89%
20	Sun Capital Partners, Inc. (7)	53	643,668	0.84%
21	The Children's Place Retail Stores, Inc.	56	242,629	0.8%
22	Claire's Stores, Inc.	117	142,932	0.79%
23	Barnes & Noble Inc.	19	700,266	0.73%
24	Charlotte Russe Holding, Inc.	51	353,386	0.73%
25	The Regis Corporation	143	172,625	0.72%
		2,154	19,297,500	30.78%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Gordmans, Life Uniform, Limited Stores, Fazoli's Restaurants, Smokey Bones and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of March 31, 2012

Capital Expenditures
(In thousands)

Tenant allowances	$10,319

Renovations	796

Deferred maintenance:
Parking lot and parking lot lighting	90
Roof repairs and replacements	1,489
Other capital expenditures	2,291
Total deferred maintenance expenditures	3,870

Total capital expenditures	$14,985

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2012	2011
Quarter ended:
March 31,	$533	$412
June 30,		744
September 30,		721
December 31,		1,104
	$533	$2,981

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of March 31, 2012

Properties Opened During the Three Months Ended March 31, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Opening Date	Initial Yield
Mall Redevelopment:
Foothills Mall/Plaza - Carmike Cinemas	Maryville, TN	45,276	$8,337	$8,683	March-12	7.3%

Properties Under Development at March 31, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Expected Opening Date	Initial Yield
Community Center Expansions:
The Forum at Grandview - Phase II	Madison, MS	83,060	$16,826	$11,253	Summer-12	7.6%
Waynesville Commons	Waynesville, NC	127,585	9,987	5,733	Fall-12	10.6%
		210,645	$26,813	$16,986

Mall Redevelopments:
Monroeville Mall - JC Penney/Cinemark	Pittsburgh, PA	464,792	$26,178	$7,972	Fall-12/Winter-13	7.6%

Total Under Development		675,437	$52,991	$24,958

(a)	Total Cost is presented net of reimbursements to be received.
(b)	Cost to Date does not reflect reimbursements until they are received.